Aberdeen Standard Investments ETFs

Aberdeen Standard Bloomberg WTI Crude Oil Strategy K-1 Free ETF (NYSE Arca: AOIL)

(the “Fund”)

Supplement dated January 17, 2020 (the “Supplement”) to the Prospectus and Statement of Additional Information dated May 1, 2019 for the Fund

This Supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus.

After careful consideration, at the recommendation of Aberdeen Standard Investment ETFs Advisors LLC, the Fund’s investment adviser, the Board of Trustees of Aberdeen Standard Investments ETFs has approved the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about February 20, 2020 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NYSE Arca, Inc. will be February 14, 2020 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell Fund shares in the secondary market. Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner. Customary brokerage charges may apply to such transactions. For shareholders that still hold Fund shares after the market close on the Last Trading Date, Fund shares will be redeemed for cash automatically in an amount equal to the shares’ net asset value as of the close of business on the Liquidation Date, which will reflect the costs of closing the Fund.

Once the Fund commences the liquidation of its portfolio holdings, the Fund will hold cash and other highly liquid investments. During this time, the Fund will not seek to implement its investment strategy or achieve its investment objective, and is likely to incur higher tracking error than is typical for the Fund. Due to the expiration date of the commodities futures contracts held by the Fund through its subsidiary, ASI expects the Fund will be invested almost exclusively in cash and other highly liquid assets as early as February 7, 2020.

The liquidating distribution amount will include any accrued capital gains and dividends. Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund. The liquidating cash distribution to Fund shareholders will be treated as payment in exchange for their shares. The liquidation of Fund shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Please retain this Supplement for future reference.